Exhibit 99.1
EquipmentShare Announces Upsize and Pricing of Private Offering of Notes

June 16, 2026

COLUMBIA, Mo. – EquipmentShare.com Inc (Nasdaq: EQPT) (“EquipmentShare”), a leader in connected jobsite technology and one of the largest construction equipment rental providers in the United States (the “U.S.”), announced today that it has priced its previously announced offering (the “Offering”) of $1,350 million in aggregate principal amount of 7.125% senior secured second lien notes due 2034 (the “Notes”), representing an increase of $300 million in aggregate principal amount from the previously announced proposed offering size. The Notes will be sold to investors at a price of 100% of the principal amount thereof. EquipmentShare intends to use the net proceeds from the Offering to repay borrowings under its asset-based revolving credit facility, pay fees and expenses in connection with the foregoing and for general corporate purposes.

The Notes will be secured on a second priority basis by liens on substantially all of the assets that secure any first priority lien obligations of EquipmentShare.

The Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any securities laws of any state or other jurisdiction and may not be offered or sold in the U.S. absent registration or an applicable exemption from registration under the Securities Act and applicable securities laws of any state or other jurisdiction. The Notes were offered in the U.S. only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and outside the U.S. to non-U.S. persons pursuant to Regulation S under the Securities Act.

This press release does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About EquipmentShare

Founded in 2015 and headquartered in Columbia, Missouri, EquipmentShare (Nasdaq: EQPT) is a nationwide construction technology and equipment solutions provider dedicated to transforming the construction industry through innovative tools, platforms and data-driven insights. By empowering contractors, builders and equipment owners with its proprietary technology, T3Ⓡ, EquipmentShare aims to drive productivity, efficiency and collaboration across the construction sector. With a comprehensive suite of solutions that includes a fleet management platform, telematics devices and a best-in-

class equipment rental marketplace, EquipmentShare continues to lead the industry in building the future of construction.

Forward-Looking Statements

This press release includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management’s current expectations and assumptions and are subject to risks and uncertainties. Any statements that are not historical or current facts are forward-looking statements, including those related to the terms, timing and completion of the Offering and the use of the proceeds therefrom. In many cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will,” or “would,” or the negative of these terms and similar expressions intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. There can be no assurance that the Offering will be consummated on the terms described herein or at all. More information about potential risks and uncertainties that could affect our business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements” sections in EquipmentShare’s filings with the Securities and Exchange Commission. All forward-looking statements, expressed or implied, included in this press release are made as of the date of this press release and are expressly qualified in their entirety by this cautionary statement. Except as otherwise required by applicable law, EquipmentShare disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release.

Press Inquiries:

Amy N. Susán
press@equipmentshare.com

Investor Inquiries:

Rhett Butler
ir@equipmentshare.com
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